UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4851 Tamiami Trail North, Suite 200 Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 491-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 9, 2025, Conduit Pharmaceuticals Inc. (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). The Company adjourned the meeting until 10:00 a.m. Eastern Time on January 13, 2025.

The Company reconvened the Special Meeting on January 13, 2025. Proxies had been submitted by stockholders representing over one-third of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Special Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the proxy statement.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Special Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal No. 1. Stockholders approved the issuance of up to an aggregate of 2,862,596 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,067,839	1,540,659	368,985	0

Proposal No. 2. Stockholders approved the issuance of up to an aggregate of 75,000,000 shares of the Company’s common stock issuable upon the conversion of the Senior Secured Promissory Note, as amended, entered into by the Company and Nirland Limited on August 6, 2024, in accordance with Nasdaq Listing Rule 5635(d). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,000,998	4,608,682	367,802	0

Proposal No. 3. Stockholders approved the issuance of up to an aggregate of 58,000,000 shares of the Company’s common stock issuable upon the conversion of the convertible promissory note entered into by the Company and A.G.P./Alliance Global Partners on November 25, 2024, in accordance with Nasdaq Listing Rule 5635(d). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,013,951	4,596,139	367,392	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025	CONDUIT PHARMACEUTICALS INC.

	By:	/s/ David Tapolczay
	Name:	David Tapolczay
	Title:	Chief Executive Officer